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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2002

WESTAFF, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24990	94-1266151
(Commission File Number)	(IRS Employer Identification No.)

301 Lennon Lane, Walnut Creek, CA 94598
(Address of principal executive offices/Zip Code)

(925) 930-5300
(Registrant's telephone number, including area code)

Item 4. CHANGES IN REGISTRANT'S CERFITYING ACCOUNTANT.

        (a)(1)(i) On April 4, 2002, the Board of Directors of Westaff, Inc., a Delaware corporation ("the Company"), decided to discontinue the engagement of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants. Written notice to Andersen was given on April 5, 2002.

        (ii) Andersen's reports on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting, except that Andersen's report filed with the Securities and Exchange Commission on March 4, 2002 with the Company's Amendment No. 1 to the Annual Report on Form 10-K was qualified by reference to the Company's compliance, as of November 3, 2001, with the debt covenants contained in its senior secured credit facility and its notification by the issuer of the financial guarantee bond securing a portion of its workers' compensation obligations that the bond will not be renewed. Andersen's report observed that these matters raise substantial doubt about the Company's ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

        (iii) The decision to discontinue the engagement with Andersen was based on the recommendation of the Audit Committee of the Company's Board of Directors.

        (iv) During the Company's two most recent fiscal years ended November 3, 2001 and October 28, 2000, and the subsequent interim period through April 5, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject mater of the disagreement in connection with its reports.

        (v) During the Company's two most recent fiscal years and through April 5, 2002, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        (a)(2) Not applicable.

        (a)(3) The Company has provided Andersen with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Andersen promptly furnish it with a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the above statements made by the Company. A copy of Andersen's letter dated April 11, 2002 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

16.l
Letter from Andersen dated April 11, 2002.

99.1
Press Release of Westaff, Inc. dated April 11, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAFF, INC.
By:	/s/ DWIGHT S. PEDERSEN Dwight S. Pedersen President and Chief Executive Officer

April 11, 2002

EXHIBIT INDEX

16.1
Letter from Andersen dated April 11, 2002

99.1
Press Release of Westaff, Inc. dated April 11, 2002

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SIGNATURE
EXHIBIT INDEX